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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements of Dataware Technologies, on Form S-3 (File Nos. 333-27007 and 333-39633) and Form S-8 (File Nos. 33-70498, 33-70500, 33-79824, 333-04487,
333-28545, 333-56691 and 333-56693) of our report dated February 11, 1999, appearing on page 19 of Dataware Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                         /s/ PricewaterhouseCoopers LLP
                                         ----------------------------------
                                         PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 1999